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                                                                 EXHIBIT 10.47.2


                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of March 23, 2001, by and among WESTERN DIGITAL CORPORATION ("Borrower"), the other Credit Parties party thereto, the lenders from time to time signatory thereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

        A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into that certain Credit Agreement dated as of September 20, 2000, as amended by that certain First Amendment to Credit Agreement dated as of March 8, 2001 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        B. Borrower has requested that Co-Agent and Lenders make certain amendments to the Credit Agreement and other Loan Documents, and Co-Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

        1. Ratification and Incorporation of Credit Agreement and Other Loan Documents. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

        2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) The following new definitions of "Capital Expenditure Allocation," "Combined Expenditures" and "New Venture Investments" are added to Annex A of the Credit Agreement:

                "Capital Expenditure Allocation" shall have the meaning assigned to it in Annex G.


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                "Combined Expenditures" shall mean, with respect to any Person at any date, the sum of such Person's Capital Expenditures and New Venture Investments as of such date.

                "New Venture Investments" shall mean, with respect to any Person at any date, the aggregate amount of loans, advances, investments and payments by such Person to or in all Excluded Subsidiaries as of such date.

            (b) The definition of "Excluded Subsidiary" in Annex A of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefore:

                "Excluded Subsidiaries" shall mean Connex, SageTree, Pacifica,
            Cameo Technologies, Inc, a Delaware corporation formerly known as WDC.NET, Inc., Keen Personal Media, Inc., a Delaware corporation, Keen Personal Technologies, Inc., a Delaware corporation, SANavigator, Inc., a Delaware corporation, Western Digital Ventures, Inc., a Delaware corporation, and Targets that become "Excluded Subsidiaries" in accordance with the provisions of Section 6.1.

            (c) Paragraph (a) of Annex G to the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                (a) Maximum Combined Expenditures. Borrower and its Subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis shall not make aggregate Combined Expenditures that exceed the Maximum Combined Expenditures amount set forth opposite such periods:


   (A)                (B)                           (C)                    (D)
                                            Capital Expenditure      Maximum Combined
   No.              Period                       Allocation            Expenditures
   ---     ------------------------         -------------------      ----------------
    1       7/1/00 through 9/29/00              $10,000,000            $ 25,000,000

    2       7/1/00 through 12/29/00             $26,000,000            $ 56,000,000

    3       7/1/00 through 3/30/01              $41,000,000            $ 86,000,000

    4       7/1/00 through 6/29/01              $55,000,000            $115,000,000

    5       9/30/00 through 9/28/01             $66,000,000            $124,000,000

    6      12/30/00 through 12/28/01            $65,000,000            $121,000,000

    7       3/31/01 through 3/29/02             $63,000,000            $116,000,000

    8       6/30/01 through 6/28/02             $60,000,000            $110,000,000

    9       9/29/01 through 9/27/02             $57,000,000            $106,000,000

   10      12/29/01 through 12/27/02            $58,000,000            $106,000,000

   11       3/30/02 through 3/28/03             $61,000,000            $108,000,000

   12       6/29/02 through 6/27/03             $65,000,000            $110,000,000


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provided; that, beginning with the Fiscal Year ending 6/29/01 and for each
Fiscal Year thereafter, to the extent that the capital expenditure allocation identified in column (C) above (the "Capital Expenditure Allocation") for any such Fiscal Year (i.e., Year 1) exceeds the amount of Capital Expenditures actually made by Borrower and such Subsidiaries during such Fiscal Year (such excess being the "Excess Amount"), then the amount of permitted Capital Expenditures for each period above that ends during the immediately succeeding Fiscal Year (i.e., Year 2) will be increased by the positive amount (the "Carry Over Amount") equal to (i) the lesser of (A) the Excess Amount and (B) 25% of the amount of the Capital Expenditure Allocation for such Fiscal Year (i.e., Year 1), minus (ii) that portion of the Excess Amount, if any, expended during a previous period during such succeeding Fiscal Year. For purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in any Fiscal Quarter.

            (d) The following is hereby added as paragraph (d) of Annex G to the Credit Agreement:

                (d) Borrower and its Subsidiaries (other than the Excluded
            Subsidiaries) on a consolidated basis shall not make New Venture Investments in an aggregate amount that exceed $60,000,000 at any time for the 12-month period then ended.

            (e) The following is hereby added as paragraph (e) of Annex G to the Credit Agreement:

                (e) Borrower and its Subsidiaries (other than the Excluded
            Subsidiaries) on a consolidated basis shall not make aggregate Capital Expenditures that exceed the total EBITDA for Borrower and its Subsidiaries on a consolidated basis, in each case for the 12-month period then ended (or with respect to each of the Fiscal Quarters ending on or prior to March 30, 2001, the period commencing on July 1, 2000, and ending on the last day of such Fiscal Quarter); provided, that with respect to the nine month period from July 1, 2000, through March 30, 2001, of the 2001 Fiscal Year, the aggregate Capital Expenditures of Borrower and its Subsidiaries (other than the Excluded Subsidiaries) for such period shall not exceed the sum of (i) EBITDA for Borrower and its Subsidiaries (other than the Excluded Subsidiaries) for such period on a consolidated basis plus
            (ii) $5,000,000.

        3. Consent under Credit Agreement. Pursuant to Section 6.1 of the Credit Agreement, Borrower is prohibited from forming or acquiring any Subsidiary (with certain exceptions) unless Co-Agents and Requisite Lenders have given their prior written consent thereto. At the request of Borrower, Co-Agents and Requisite Lenders hereby consent to the formation by Borrower of Western Digital Ventures, Inc., a Delaware corporation.

        4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

            (a) receipt by Co-Agents of a copy of this Second Amendment duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders; and

            (b) the absence of any Defaults or Events of Default as of the date hereof.

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        5. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

        6. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

        7. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

        8. Miscellaneous.

            (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

            (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

            (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

            (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

            (e) No Novation. Except as expressly provided in Sections 2 and 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Co-Agents or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

            (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.


                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed as of the date first written above.


                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as Administrative Agent and a Lender


                                           By: /s/ ROBERT S. YASUDA
                                               ---------------------------------
                                               Robert S. Yasuda
                                               Duly Authorized Signatory


                                           BANK OF AMERICA, N.A.,
                                           as Documentation Agent and a Lender


                                           By: /s/ STEPHEN E. ROSSI
                                               ---------------------------------
                                           Name: Stephen E. Rossi
                                                 -------------------------------
                                           Title: AVP
                                                  ------------------------------

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as a Lender


                                           By: /s/ DALE GEORGE
                                               ---------------------------------
                                           Name: Dale George
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------


                                           By: /s/ STEVEN M. SLAVIN
                                               ---------------------------------
                                           Name: Steven M. Slavin
                                                 -------------------------------
                                           Title: Vice President, Taxes &
                                                  Treasurer
                                                  ------------------------------



                    [Signatures Continued on Following Page]


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                                           WESTERN DIGITAL (U.K.), LTD., a
                                           corporation organized under the laws
                                           of the United Kingdom


                                           By: /s/ MICHAEL A. CORNELIUS
                                               ---------------------------------
                                           Name: Michael A. Cornelius
                                                 -------------------------------
                                           Title: Assistant Secretary
                                                  ------------------------------


                                           WESTERN DIGITAL (I.S.) LIMITED,
                                           a corporation organized under
                                           the laws of Ireland


                                           By: /s/ MICHAEL A. CORNELIUS
                                               ---------------------------------
                                           Name: Michael A. Cornelius
                                                 -------------------------------
                                           Title: Director
                                                  ------------------------------


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